Note 15 - Net Loss Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Text Block]
15.	EARNINGS PER SHARE

The computation of basic earnings per share (EPS) is based upon the weighted-average of our ordinary shares outstanding. The computation of diluted EPS is based upon the weighted-average of our ordinary shares and the dilutive potential of ordinary shares outstanding. Dilutive potential of ordinary shares outstanding refers to the impact of ordinary equivalent shares resulting from the assumed exercise of stock options and warrants (collectively “dilutive securities”) under the treasury stock method.

The computation for basic and diluted EPS was as follows (in thousands, except per share data):

	For the Year Ended December 31
	2010	2011	2012
Income (Numerator):
Net income for basic and diluted EPS	€4,077	€2,710	€774

Shares (Denominator):
Weighted-average shares for basic EPS	14,956,317	14,964,021	15,014,411
Effect of dilutive securities	-	376,839	625,479
Weighted-average shares for diluted EPS	14,956,317	15,340,859	15,639,890

Basic EPS	0.27	0.18	0.05
Diluted EPS	0.27	0.18	0.05

For the years ended December 31, 2010, 2011 and 2012, there were employee stock options, calculated on a weighted average basis, to purchase 1,508,683, 644,146 and 236,296 shares, respectively, of our common stock, with exercise prices greater than the average market prices of our common stock for these periods, which are not included in the computation of diluted EPS as their impact would have been anti-dilutive.

For the years ended December 31, 2010 warrants were not included in the computation of diluted EPS as their impact would have been anti-dilutive. For the years ended December 31, 2011 and December 31, 2012, warrants were not included in the computation of diluted EPS since all outstanding warrants had expired on April 28, 2011.